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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:                   November 20, 1997
Date of earliest event reported:  November 18, 1997

                     SOUTHERN PACIFIC FUNDING CORPORATION
            (Exact name of registrant as specified on its charter)

                                   001-11785

         California                                            33-0636924
(State of other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

   One Centerpointe Drive, Suite 500
            Lake Oswego, OR                                     97035
(Address of principal executive offices)                      (Zip code)


                                (503) 684-4700
             (Registrant's telephone number, including area code)

                                Not applicable
             (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

RECENT DEVELOPMENTS

     The Company issued a press release announcing Share Repurchase Program. See
Exhibit 99.1
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SOUTHERN PACIFIC FUNDING CORPORATION

Date:  November 20, 1997                    By: /s/ Peter F. Makowiecki
                                               ------------------------------
                                               Name:  Peter F. Makowiecki
                                               Title: Chief Financial Officer